POWER OF ATTORNEY

	Know all by these presents,
 that the undersigned hereby
constitutes and appoints each of
 Mitchell Steiner, Michele Greco,
Kevin Gilbert and Phil Greenberg,
 or any of them acting singly and
with full power of substitution,
his true and lawful attorneys-in-fact
to:

(1)	execute for and on behalf
of the undersigned, in the
undersigned's capacity as an
officer and/or director of
Veru Inc. (the "Company"), Forms
3, 4 and 5 in accordance with
Section 16(a) of the Securities
Exchange Act of 1934, as amended
(the "Exchange Act"), and the
rules and regulations
promulgated thereunder;

(2)	do and perform any and
all acts for and on behalf of
the undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4 or 5, complete and
execute any amendment or
amendments thereto, and timely
file such form with the
United States Securities and
Exchange Commission and any
stock exchange or similar
authority; and

(3)	take any other action
of any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorneys-in-fact, may be of benefit
to, in the best interest of, or
legally required by, the undersigned,
it being understood that the
documents executed by either such
attorney-in-fact on behalf of the
undersigned pursuant to this
Power of Attorney shall be in such
form and shall contain such terms
and conditions as such
attorney-in-fact may approve in
such attorney-in-fact's discretion.

	Additionally, the undersigned
hereby grants to such attorneys-in-fact
full power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary,
or proper to be done in the
exercise of any of the rights
and powers herein granted, as fully
to all intents and purposes as
the undersigned might or could do
if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming all
that either such attorney-in-fact,
or such attorney-in-fact's substitute
or substitutes, shall lawfully do or
cause to be done by virtue of this
power of attorney and the rights
and powers herein granted.  The
undersigned acknowledges that the
foregoing attorneys-in-fact,
in serving in such capacity at
the request of the undersigned,
are not assuming, nor is the
Company assuming, any of the
undersigned's responsibilities to
comply with Section 16 of the
Exchange Act.

	This Power of Attorney
shall remain in full force and
effect until the undersigned is
no longer required to file
Forms 3, 4 and 5 with respect
to the undersigned's holdings
of, and transactions in securities
issued by, the Company, unless
earlier revoked by the undersigned
in the form of an executed
document delivered to the foregoing
attorneys-in-fact. Any prior
power of attorney of the undersigned
with respect to the subject
matter hereof is hereby revoked.

        IN WITNESS WHEREOF,
the undersigned has caused
this Power of Attorney to be
executed as of this 7th day
of August, 2018.

/s/ David R. Bethune